Summary Prospectus Supplement

May 1, 2017

Morgan Stanley Institutional Fund, Inc.

Supplement dated May 1, 2017 to the Morgan Stanley Institutional Fund, Inc. Summary Prospectus dated May 1, 2017

Small Company Growth Portfolio (the "Fund")

On or about May 31, 2017, the Fund will recommence offering Class I, Class A and Class IS shares and commence offering Class C shares. Accordingly, effective May 31, 2017, the Summary Prospectus is revised as follows:

The first two paragraphs under the section of the Summary Prospectus entitled "Fund Summary—Purchase and Sale of Fund Shares" are hereby deleted and replaced with the following:

The Company has suspended offering Class L shares of the Fund for sale to all investors. The Class L shareholders of the Fund do not have the option of purchasing additional Class L shares. However, the existing Class L shareholders may invest in additional Class L shares through reinvestment of dividends and distributions.

  IFSCGSUMSPT 5-17